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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Khimmara Greer

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Semi-Annual Report

February 28, 2022

(Unaudited)

BLUE CURRENT GLOBAL DIVIDEND FUND
LETTER TO SHAREHOLDERS	March 22, 2022

Dear Shareholders.

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “fund”) returned -1.72% over the six month period ending February 28, 2022. The fund’s benchmark, the MSCI World High Dividend Yield Index, returned +0.51% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since its inception, the fund has produced an annualized return of +7.32%, which compares to a +6.02% annualized return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended February 28, 2022
		Trailing 1	Trailing 3	Trailing 5	Since
Fund Name	QTD (Since	Year (Since	Year (Since	Year (Since	Inception
(Institutional Share Class)	11/30/2021)	2/28/2021)	2/28/2019)	2/28/2017)	(9/18/2014)
Blue Current Global Dividend	1.74%	11.91%	11.54%	8.99%	7.32%
MSCI World High Div Yield Index	5.46%	13.55%	8.65%	7.88%	6.02%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end is available by calling 1-800-514-3583.

For the quarter ending February 28, the top contributors by sector were energy (+14.6% return, 0.8% contribution), materials (+10.3%, 0.5% contribution) and consumer discretionary (+6.7% return, 0.2% contribution). The lowest contributors or detractors by sector for the same period were information technology (-5.2% return, -0.5% contribution), financials (+0.7% return, 0.1% contribution), and industrials (+2.9% return, 0.3% contribution). The largest sector weighting is financials (17.0%), while the smallest sector allocation is to real estate (2.1%).

From an individual stock perspective, the top contributors for the quarter were American Express (+28.1% return, 0.7% contribution), Raytheon (+27.6% return, 0.7% contribution), and Rio Tinto (+25.4% return, 0.4% contribution). The bottom contributors include BNP Paribas (-16.5% return, 0.1% detraction), ING Group (-15.4% return, 0.3% detraction), and Deutsche Post (-13.7% return, 0.3% detraction).

Due to the strong run-up in valuations leading into 2022 and the recent outbreak of the Russian invasion of Ukraine, we have been exceptionally active in the portfolio to start the new calendar year. Heightened valuations explain our decision to fully exit investments

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in Abbott Labs and Texas Instruments and our decision to trim existing positions in Microsoft, Morgan Stanley, JP Morgan, and ING Group – all during the fund’s fiscal first quarter. Due to the unfortunate events in Ukraine and in an attempt to minimize exposure to Russia, we exited TotalEnergies – which has significant ownership stakes in Russian energy companies. We replaced TotalEnergies with Shell Plc – a global major that we have owned in the past that has only minor project exposure to Russia which is now being unwound. Unfortunately, we only owned Total for a few weeks, but we feel this is the best decision for our investors. We also exited our position in Deutsche Post, a company that we have owned for several years but is facing challenging growth hurdles post the pandemic as consumers focus more on services as opposed to goods. The company is also highly exposed to growth trends in Europe which are now questionable given the events in Ukraine and the skyrocketing energy prices being felt across Western Europe.

Due to its lack of anticipated growth in 2022 and 2023, we sold Kinder Morgan during the quarter and reinvested the proceeds in Targa Resources, an oil and gas infrastructure company with better regional exposure via the Permian basin to growing oil and gas production. With elevated energy prices both companies should perform well, but we prefer the future growth characteristics of Targa.

We also initiated a new position in GlaxoSmithKline, a UK-based consumer and pharmaceutical giant that has been a chronic underperformer for at least a decade. After a long attempt to sell its large consumer business (valued at over €50 billion) the company has decided to spin-off the consumer business to shareholders via a UK-listing, thereby unlocking shareholder value in a business that should trade at a respective multiple. The sale will also provide the needed cashflow to invest in the remaining pharmaceutical business and increase the current dividend to investors.

Our exposure by geography (excluding cash) is approximately 58% US and 42% non-US.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful.

The Fund utilizes the investment team’s expertise in growing cash flow through what we believe is a niche universe of high-quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long-term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and the financial ability to continue to increase their dividends over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

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OUTLOOK SUMMARY

While the events in Ukraine were not on our radar when we posted our November letter, we did raise awareness that financial markets and economies would be forced to grapple with unprecedented conditions in 2022. Our conviction in our initial statement has only accelerated given the invasion of Ukraine and the crippling sanctions the developed world has levied on the Russian economy. The sanctions, and specifically commodity prices, will be the transmission mechanism through which the rest of the globe is indirectly pulled into this terrible conflict. The backdrop could not be worse for central bankers who were already in an handicapped position before commodity prices took another meaningful step change higher. The way out for central banks will likely not be a pleasant journey for Main Street or Wall Street as bankers will be forced to make uncomfortable decisions to curtail what is increasingly resembling runaway inflation in Europe and in the US.

We are fortunate that our investment universe is broad and includes sectors of the global economy that benefit from rising inflationary pressures. Beneficiaries would includes companies within the energy and materials sectors that should see accelerating revenue growth due to the impact of supply disruptions on key commodity sectors. Several of these companies have led the fund’s more recent performance. Alongside these businesses, we have also invested in companies benefitting from higher interest rates, such as insurance companies and financial custodians. Our goal over the next quarter or two will be to strike a balance of defensive cash flows with cyclical businesses until more information is known regarding the outcome of the ongoing conflict and the direction of the global economy.

Sincerely,

Henry “Harry” M. T. Jones	Dennis Sabo, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete

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list of securities held in the Fund as of February 28, 2022, please see the Schedule of Investments section of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

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BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
February 28, 2022 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns
(for the periods ended February 28, 2022)

				Since
	1 Year	3 Years	5 Years	Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	11.91%	11.55%	8.99%	7.32%
MSCI World Index	10.74%	14.44%	12.05%	9.40%
MSCI World High Dividend Yield Index	13.55%	8.65%	7.88%	6.02%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 18, 2014.

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BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
February 28, 2022 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
QUALCOMM, Inc.	3.4%
AstraZeneca plc - ADR	3.4%
Medtronic plc	3.2%
Microsoft Corporation	3.1%
Raytheon Technologies Corporation	2.9%
American Express Company	2.9%
Danone S.A.	2.9%
BP plc	2.9%
Coca-Cola Company (The)	2.8%
Johnson & Johnson	2.7%

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BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

COMMON STOCKS — 93.5%	Shares	Value
Consumer Discretionary — 3.4%
Apparel & Textile Products — 1.8%
LVMH Moet Hennessy Louis Vuitton SE (a)	1,268	$932,029

Automobiles — 1.6%
Volkswagon AG (a)	4,200	825,776

Consumer Staples — 12.8%
Beverages — 7.5%
Coca-Cola Company (The)	23,165	1,441,790
Coca-Cola European Partners plc	24,430	1,251,060
Diageo plc - ADR	5,796	1,157,403
		3,850,253
Food — 2.9%
Danone S.A. (a)	24,060	1,464,058

Household Products — 2.4%
Unilever plc - ADR	24,420	1,227,593

Energy — 7.9%
Oil & Gas Producers — 7.1%
BP plc (a)	300,000	1,462,106
Shell plc - ADR	20,000	1,047,800
Targa Resources Corporation	17,300	1,130,901
		3,640,807
Oil & Gas Services & Equipment — 0.8%
Schlumberger Ltd.	10,150	398,286

Financials — 16.4%
Banking — 4.4%
BNP Paribas S.A. (a)	9,100	528,119
ING Groep N.V. - ADR	73,704	857,915
JPMorgan Chase & Company	6,213	881,003
		2,267,037
Institutional Financial Services — 7.0%
CME Group, Inc.	4,470	1,057,289
Morgan Stanley	14,000	1,270,360
State Street Corporation	14,900	1,271,417
		3,599,066

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

COMMON STOCKS — 93.5% (Continued)	Shares	Value
Financials — 16.4% (Continued)
Insurance — 2.1%
Allianz SE (a)	4,744	$1,069,575

Specialty Finance — 2.9%
American Express Company	7,565	1,471,695

Health Care — 16.4%
Biotech & Pharma — 11.1%
AstraZeneca plc - ADR	28,400	1,728,992
GlaxoSmithKline plc - ADR	17,430	729,620
Johnson & Johnson	8,462	1,392,592
Merck & Company, Inc.	13,800	1,056,804
Novo Nordisk A/S - ADR	7,800	803,010
		5,711,018
Medical Equipment & Devices — 5.3%
Koninklijke Philips N.V.	30,629	1,043,530
Medtronic plc	15,770	1,655,692
		2,699,222
Industrials — 11.4%
Aerospace & Defense — 2.9%
Raytheon Technologies Corporation	14,595	1,498,906

Commercial Support Services — 2.0%
Compass Group plc (a)	45,000	1,017,048

Diversified Industrials — 1.8%
Honeywell International, Inc.	4,900	929,775

Machinery — 2.2%
Caterpillar, Inc.	6,060	1,136,735

Transportation & Logistics — 2.5%
Union Pacific Corporation	5,150	1,266,643

Materials — 5.8%
Chemicals — 3.9%
Air Liquide S.A. (a)	7,062	1,173,248
Dow, Inc.	14,115	832,220
		2,005,468

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

COMMON STOCKS — 93.5% (Continued)	Shares	Value
Materials — 5.8% (Continued)
Metals & Mining — 1.9%
Rio Tinto plc - ADR	12,100	$950,818

Real Estate — 2.2%
REITs — 2.2%
Crown Castle International Corporation	6,695	1,115,320

Technology — 14.9%
Semiconductors — 9.6%
Broadcom, Inc.	2,290	1,345,237
Intel Corporation	11,500	548,550
QUALCOMM, Inc.	10,084	1,734,347
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	11,980	1,281,980
		4,910,114
Software — 3.1%
Microsoft Corporation	5,400	1,613,466

Technology Services — 2.2%
RELX plc (a)	37,600	1,144,932

Utilities — 2.3%
Electric Utilities — 2.3%
NextEra Energy, Inc.	15,300	1,197,531

Total Common Stocks (Cost $38,688,651)		$47,943,171

MONEY MARKET FUNDS — 6.6%	Shares	Value
First American Government Obligations Fund - Class Z, 0.02% (b) (Cost $3,391,089)	3,391,089	$3,391,089

Investments at Value — 100.1% (Cost $42,079,740)		$51,334,260

Liabilities in Excess of Other Assets — (0.1%)		(69,228)

Net Assets — 100.0%		$51,265,032

ADR – American Depositary Receipt.

(a)	Level 2 security (Note 2).

(b)	The rate shown is the 7-day effective yield as of February 28, 2022.

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
February 28, 2022 (Unaudited)

		% of Net
Country	Value	Assets
United States	$24,590,867	48.0%
United Kingdom	11,717,372	22.8%
France	4,097,454	8.0%
Netherlands	1,901,445	3.7%
Germany	1,895,351	3.7%
Ireland	1,655,692	3.2%
Taiwan Province of China	1,281,980	2.5%
Denmark	803,010	1.6%
	$47,943,171	93.5%

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2022 (Unaudited)

ASSETS
Investments in securities:
At cost	$42,079,740
At value (Note 2)	$51,334,260
Receivable for capital shares sold	200,000
Receivable for investment securities sold	1,766,645
Dividends receivable	125,845
Other assets	19,088
Total assets	53,445,838

LIABILITIES
Payable for investment securities purchased	2,145,106
Payable for capital shares redeemed	661
Payable to Adviser (Note 4)	17,159
Payable to administrator (Note 4)	9,880
Other accrued expenses	8,000
Total liabilities	2,180,806

NET ASSETS	$51,265,032

NET ASSETS CONSIST OF:
Paid-in capital	$39,037,685
Accumulated earnings	12,227,347
NET ASSETS	$51,265,032

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$51,265,032
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	3,741,507
Net asset value, offering and redemption price per share (a) (Note 2)	$13.70

(a)	Redemption fee may apply to redemptions of shares held for 7 days or less.

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2022 (Unaudited)

INVESTMENT INCOME
Dividends	$1,536,785
Foreign withholding taxes on dividends	(163,136)
Total investment income	1,373,649

EXPENSES
Investment advisory fees (Note 4)	252,147
Administration fees (Note 4)	26,130
Fund accounting fees (Note 4)	21,066
Legal fees	12,987
Registration and filing fees	10,054
Transfer agent fees (Note 4)	9,225
Trustees’ fees and expenses (Note 4)	9,053
Audit and tax services fees	8,750
Custodian and bank service fees	7,223
Compliance fee (Note 4)	6,150
Postage and supplies	3,191
Insurance expense	1,900
Printing of shareholder reports	1,891
Pricing fees	1,312
Other expenses	10,967
Total expenses	382,046
Fee reductions by the Adviser (Note 4)	(129,898)
Net expenses	252,148

NET INVESTMENT INCOME	1,121,501

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	3,091,975
Foreign currency transactions (Note 2)	(12,346)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,125,870)
Foreign currency translation (Note 2)	(47)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(2,046,288)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(924,787)

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	February 28,	Ended
	2022	August 31,
	(Unaudited)	2021
FROM OPERATIONS
Net investment income	$1,121,501	$595,603
Net realized gains (losses) from:
Investments	3,091,975	5,985,200
Foreign currency transactions	(12,346)	(19,005)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,125,870)	5,514,341
Foreign currency transactions	(47)	(315)
Net (decrease) increase in net assets from operations	(924,787)	12,075,824

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,888,046)	(579,692)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	2,806,529	2,651,695
Net asset value of shares issued in reinvestment of distributions to shareholders	2,762,777	422,385
Payments for shares redeemed	(1,522,036)	(4,579,044)
Net increase (decrease) in Institutional Shares net assets from captial share transactions	4,047,270	(1,504,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(765,563)	9,991,168

NET ASSETS
Beginning of period	52,030,595	42,039,427
End of period	$51,265,032	$52,030,595

CAPITAL SHARES ACTIVITY
Shares sold	196,163	193,723
Shares reinvested	194,308	32,172
Shares redeemed	(103,986)	(351,773)
Net increase (decrease) in shares outstanding	286,485	(125,878)
Shares outstanding, beginning of period	3,455,022	3,580,900
Shares outstanding, end of period	3,741,507	3,455,022

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year	Year	Year	Year	Year
	February 28,		Ended	Ended	Ended	Ended	Ended
	2022		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net asset value at
beginning of period	$15.06		$11.74	$11.62	$11.47	$11.20	$10.06
Income (loss) from investment operations:
Net investment income	0.32		0.17	0.24	0.22	0.23	0.24
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.56)		3.32	0.16 (a)	0.11	0.39	1.11
Total from investment operations	(0.24)		3.49	0.40	0.33	0.62	1.35
Less distributions from:
Net investment income	(0.35)		(0.17)	(0.20)	(0.18)	(0.14)	(0.21)
Net realized gains	(0.77)		—	(0.08)	—	(0.21)	—
Total distributions	(1.12)		(0.17)	(0.28)	(0.18)	(0.35)	(0.21)
Proceeds from redemption fees collected (Note 2)	—		—	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value at end of period	$13.70		$15.06	$11.74	$11.62	$11.47	$11.20
Total return (c)	(1.72	%) (d)	29.91%	3.46%	2.91%	5.58%	13.57%
Net assets at end of period (000’s)	$51,265		$52,031	$42,039	$62,302	$65,543	$59,848
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.50	% (e)	1.48%	1.48%	1.43%	1.39%	1.45%
Ratio of net expenses to average net assets (f)	0.99	% (e)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets (f)	4.40	% (e)	1.27%	1.94%	1.87%	2.06%	2.47%
Portfolio turnover rate	32	% (d)	53%	66%	46%	50%	61%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

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BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Unaudited)

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement).

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities including common stocks at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds, if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

15

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of February 28, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$38,326,280	$9,616,891	$—	$47,943,171
Money Market Funds	3,391,089	—	—	3,391,089
Total	$41,717,369	$9,616,891	$—	$51,334,260

16

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended February 28, 2022.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency contracts during the six months ended February 28, 2022.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value

17

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the periods ended February 28, 2022 and August 31, 2021, proceeds from redemption fees, recorded in capital, totaled $0 and $0, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended February 28, 2022 and August 31, 2021 was as follows:

	Ordinary	Long-Term	Total
Periods Ended	Income	Capital Gains	Distributions
February 28, 2022	$1,217,061	$2,670,985	$3,888,046
August 31, 2021	$579,692	$—	$579,692

18

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On March 31, 2022, the Fund paid an ordinary income dividend of $0.0428 per share to shareholders of record on March 30, 2022.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2022:

Tax cost of portfolio investments	$42,100,665
Gross unrealized appreciation	$10,328,472
Gross unrealized depreciation	(1,094,877)
Net unrealized appreciation on investments	9,233,595
Net unrealized depreciation on foreign currency translation	(198)
Accumulated ordinary income	42,413
Other gains	2,951,537
Accumulated earnings	$12,227,347

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits

19

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the six months ended February 28, 2022, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the six months ended February 28, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $15,959,981 and $15,424,673, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until April 30, 2023, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $129,898 during the six months ended February 28, 2022.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2022, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $754,431 no later than the dates stated below:

August 31, 2022	$130,799
August 31, 2023	264,734
August 31, 2024	229,000
February 28, 2025	129,898
Total	$754,431

20

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of multiple shareholders)	78%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. The shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs.

21

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on March 31, 2022, as discussed in Note 2.

22

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2021) and held until the end of the period (February 28, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value		Expenses
	September 1,	February 28,	Net Expense	Paid During
Institutional Class	2021	2022	Ratio(a)	Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 982.80	0.99%	$4.87
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.89	0.99%	$4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.bluecurrentfunds.com.

25

BLUE CURRENT GLOBAL DIVIDEND FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

26

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE BLUE CURRENT GLOBAL DIVIDEND FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-514-3583

Who we are
Who is providing this notice?	Blue Current Global Dividend Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Edge Capital Group, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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Blue-SAR-22

Semi-Annual Report

February 28, 2022

(Unaudited)

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS	March 18, 2022

From September 1, 2021 through February 28, 2022, the Marshfield Concentrated Opportunity Fund (the “Fund”) produced a cumulative total return of -2.48% compared to -2.62% for the S&P 500® Index.

Since the Fund’s inception in late 2015, we have used these letters to, among other things, reiterate the fact that we don’t pay much attention to the macroeconomic and political environment, even when, such as today, what’s happening is particularly striking. We definitely refrain from predicting economic events and trends because we don’t think those are useful activities. However, we do pay some attention to current domestic and global developments because that allows us to understand something about how the companies in the Fund’s portfolio perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand.

The pandemic and its effects on demand have provided good examples of such an opportunity for us and the companies in the Fund’s portfolio. Companies’ reactions to the pandemic, both initial and over time, told us a lot about their resilience and ability to pivot when faced with both challenging conditions and the opportunities that emerged from those challenges. AutoZone and O’Reilly, which we own, are good examples.

These companies, as you probably know, sell auto parts to do-it-yourselfers and to mechanics. Our initial worry early in the pandemic was that they would be reasonably adversely affected as miles driven declined significantly due to lockdown orders, the ability of many people to work from home, and people’s much greater willingness to shop online to avoid exposure to the disease. However, AutoZone and O’Reilly’s sales and earnings increased dramatically, for several reasons: 1) many people can’t work remotely and have to drive to work, even during a pandemic; 2) a significant number of people stuck at home, but receiving stimulus payments and/ or wages, used the time to work on their cars; and 3) the large auto parts retailers were much more able to pivot and adapt to the pandemic (and the ensuing supply chain challenges) than their smaller competitors, so that the larger companies took a significant amount of market share from smaller ones. Thus they were able to profit from and build new customer relationships from a very challenging and unanticipated event. While we will see what happens as the pandemic eases, it was heartening to see these companies not just prove resilient in the face of extreme external events, but able to embrace and extend their competitive positioning.

Even if we have views about broad industry trends, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy (or expensive enough to sell), if the company has a sufficient moat around its business which cannot easily be penetrated by competitors, and if the company’s corporate culture is appropriate to its business. As managers, we feel comfortable making a judgment about those aspects of a business, thereby making sure our investments can withstand shocks and not only survive, but thrive in any

1

type of external environment. The pandemic has tested our ability to do this, but we believe we have passed that test. The events in Ukraine will, we imagine, further test the companies in the Fund’s portfolio, the global economy, as well as us. While we are ultimately bystanders to those events and how they will shape the world, we are as always monitoring the Fund’s portfolio companies’ financial health, strategy, and choices in the face of events as they occur.

Prices in the US equity market declined slightly during the six months ended February 28, 2022, apparently due to, toward the end of that time period anyway, economic and geopolitical fears (i.e., fears about future inflation and Ukraine). We don’t, however spend time thinking about the reasons for overall market movements. In fact, what the market does and what we think about the economy and how the companies in the Fund’s portfolio are doing in it are often out of sync. We do spend most of our time analyzing what the companies in the Fund’s portfolio are doing given the environment in which they operate.

We believe that the portfolio, particularly during the last three months, benefited from the emphasis on resilience we have built into our investment process. Stocks in the portfolio which did particularly well and also materially affected performance include AutoZone (which returned 20.28 percent), Arch Capital (which returned 14.62 percent), and Union Pacific (which returned 14.52 percent). All three companies had good earnings, and the first two (AutoZone and Arch) are examples of companies which are nicely profitable in the long term but which also tend to do well in adverse environments. Union Pacific isn’t one of those (i.e., it makes money when the economy is good, and less when it isn’t), but it apparently surprised the market with earnings that were better than investors had anticipated.

Several stocks in the portfolio declined in value during the six month period and underperformed the market. These included Strategic Education (which declined 23.23 percent), Ross Stores (which declined 22.43 percent), and Goldman Sachs (which declined 17.03 percent). While there are undoubtedly company-specific reasons for each of these declines (e.g., the assumption that more chaotic markets will be bad for Goldman’s business, an assumption that we don’t fully share), note that both Goldman and Ross Stores were among the previous six months’ biggest gainers, so to some extent these more recent declines were “merely” regressions to the mean (and at least probabilistically in the direction of intrinsic value). By contrast, Strategic Education was among the previous six months’ losers and has managed a repeat performance. Suffice it to say that their enrollment statistics again disappointed investors. And again, our view is longer term and we remain confident in their model.

Our historical track record is one of limited turnover, and that was true again during this time period. We started building a position in Domino’s Pizza and we started adding to our Ross Stores position. Both of those trades happened at the end of this period, and were enabled by the market decline at that time. We also continued adding to our existing position in Strategic Education due to its continued decline in price. It is not a coincidence that two of those stocks were among our three worst performers. We sold nothing during this time period.

2

Our approach in any environment (including the current, less than exuberant one) is to stick to our discipline. That means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3)   being patient and not pulling the trigger before our buy or sell price has been reached. These things won’t change. Process and discipline (enabled by patience) are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process, discipline, and patience.

Sincerely,

Elise J. Hoffmann	Christopher M. Niemczewski
Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2022, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
February 28, 2022 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
AutoZone, Inc.	8.5%
Arch Capital Group Ltd.	8.1%
Goldman Sachs Group, Inc. (The)	5.9%
O’Reilly Automotive, Inc.	5.3%
Mastercard, Inc. - Class A	5.3%
Cummins, Inc.	5.1%
Visa, Inc. - Class A	4.7%
Ross Stores, Inc.	4.3%
Expeditors International of Washington, Inc.	4.2%
Progressive Corporation (The)	3.5%

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

U.S. TREASURY OBLIGATIONS — 1.7%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills — 1.7% (a)
U.S. Treasury Bills (Cost $4,985,899)	0.662%	08/04/22	$5,000,000	$4,987,123

COMMON STOCKS — 71.6%	Shares	Value
Consumer Discretionary — 25.7%
Consumer Services — 3.3%
Strategic Education, Inc.	166,570	$9,830,961

Home Construction — 2.5%
NVR, Inc. (b)	1,504	7,457,494

Leisure Facilities & Services — 0.9%
Domino’s Pizza, Inc.	5,898	2,549,175

Retail - Discretionary — 19.0%
AutoZone, Inc. (b)	13,390	24,950,792
O’Reilly Automotive, Inc. (b)	24,117	15,657,721
Ross Stores, Inc.	137,940	12,606,336
TJX Companies, Inc. (The)	39,848	2,633,953
		55,848,802
Financials — 17.5%
Institutional Financial Services — 5.9%
Goldman Sachs Group, Inc. (The)	50,204	17,134,123

Insurance — 11.6%
Arch Capital Group Ltd. (b)	504,537	23,768,738
Progressive Corporation (The)	98,118	10,393,640
		34,162,378
Industrials — 15.0%
Industrial Support Services — 2.8%
Fastenal Company	158,872	8,175,553

Transportation & Logistics — 7.1%
Expeditors International of Washington, Inc.	118,633	12,261,907
Union Pacific Corporation	34,554	8,498,556
		20,760,463
Transportation Equipment — 5.1%
Cummins, Inc.	74,300	15,166,116

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 71.6% (Continued)	Shares	Value
Technology — 13.4%
Technology Services — 13.4%
Mastercard, Inc. - Class A	42,780	$15,435,879
Moody’s Corporation	30,888	9,946,863
Visa, Inc. - Class A	64,431	13,924,828
		39,307,570

Total Common Stocks (Cost $161,122,077)		$210,392,635

MONEY MARKET FUNDS — 27.5%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.01% (c)	41,120,200	$41,120,200
Vanguard Treasury Money Market Fund - Investor Shares, 0.09% (c)	39,480,898	39,480,898
Total Money Market Funds (Cost $80,601,098)		$80,601,098

Investments at Value — 100.8% (Cost $246,709,074)		$295,980,856

Liabilities in Excess of Other Assets — (0.8%)		(2,267,522)

Net Assets — 100.0%		$293,713,334

(a)	Rate shown is the annualized yield at the time of purchase.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of February 28, 2022.

See accompanying notes to financial statements.

6

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2022 (Unaudited)

ASSETS
Investments in securities:
At cost	$246,709,074
At value (Note 2)	$295,980,856
Receivable for capital shares sold	597,642
Dividends and interest receivable	255,348
Other assets	40,268
Total assets	296,874,114

LIABILITIES
Payable for capital shares redeemed	222,725
Payable for investment securities purchased	2,712,136
Payable to Adviser (Note 4)	184,021
Payable to administrator (Note 4)	28,190
Other accrued expenses	13,708
Total liabilities	3,160,780

NET ASSETS	$293,713,334

NET ASSETS CONSIST OF:
Paid-in capital	$244,772,538
Accumulated earnings	48,940,796
NET ASSETS	$293,713,334

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,552,961

Net asset value, offering price and redemption price per share (Note 2)	$21.67

See accompanying notes to financial statements.

7

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2022 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,097,261
Interest	1,168
Total investment income	1,098,429

EXPENSES
Investment advisory fees (Note 4)	1,380,551
Administration fees (Note 4)	116,096
Fund accounting fees (Note 4)	29,974
Registration and filing fees	27,066
Custody and bank service fees	16,789
Transfer agent fees (Note 4)	16,341
Compliance fees (Note 4)	15,583
Legal fees	12,872
Trustees’ fees and expenses (Note 4)	9,053
Postage and supplies	8,962
Audit and tax services fees	8,250
Insurance expense	2,950
Printing of shareholder reports	2,779
Other expenses	8,743
Total expenses	1,656,009
Less fee reductions by the Adviser (Note 4)	(217,329)
Net expenses	1,438,680

NET INVESTMENT LOSS	(340,251)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	18,334
Net change in unrealized appreciation (depreciation) on investments	(7,360,556)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(7,342,222)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,682,473)

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	February 28,	Ended
	2022	August 31,
	(Unaudited)	2021
FROM OPERATIONS
Net investment loss	$(340,251)	$(760,880)
Net realized gains from investment transactions	18,334	20,306,741
Net change in unrealized appreciation (depreciation) on investments	(7,360,556)	27,265,158
Net increase (decrease) in net assets resulting from operations	(7,682,473)	46,811,019

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(19,309,352)	(5,969,448)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	37,703,540	79,541,430
Net asset value of shares issued in reinvestment of distributions to shareholders	18,856,278	5,871,170
Proceeds from redemption fees collected (Note 2)	24,058	61,969
Payments for shares redeemed	(21,994,313)	(42,581,888)
Net increase in net assets from capital share transactions	34,589,563	42,892,681

TOTAL INCREASE IN NET ASSETS	7,597,738	83,734,252

NET ASSETS
Beginning of period	286,115,596	202,381,344
End of period	$293,713,334	$286,115,596

CAPITAL SHARES ACTIVITY
Shares sold	1,628,887	3,660,826
Shares reinvested	835,828	285,147
Shares redeemed	(952,081)	(1,974,134)
Net increase in shares outstanding	1,512,634	1,971,839
Shares outstanding at beginning of period	12,040,327	10,068,488
Shares outstanding at end of period	13,552,961	12,040,327

See accompanying notes to financial statements.

9

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year	Year	Year		Year		Year
	February 28,		Ended	Ended	Ended		Ended		Ended
	2022		August 31,	August 31,	August 31,		August 31,		August 31,
	(Unaudited)		2021	2020	2019		2018		2017
Net asset value at beginning of period	$23.76		$20.10	$17.65	$15.37		$12.58		$10.61
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.06)	(0.02)	0.02		(0.00	) (a)	0.00 (a)
Net realized and unrealized gains (losses)on investments	(0.50)		4.27	2.72	2.53		3.08		2.04
Total from investment operations	(0.53)		4.21	2.70	2.55		3.08		2.04
Less distributions from:
Net investment income	—		—	(0.02)	(0.00	) (a)	(0.01)		(0.02)
Net realized gains	(1.56)		(0.56)	(0.24)	(0.27)		(0.28)		(0.05)
Total distributions	(1.56)		(0.56)	(0.26)	(0.27)		(0.29)		(0.07)
Proceeds from redemption fees collected (Note 2)	0.00	(a)	0.01	0.01	0.00	(a)	0.00	(a)	—
Net asset value at end of period	$21.67		$23.76	$20.10	$17.65		$15.37		$12.58
Total return (b)	(2.48	%) (c)	21.44%	15.47%	17.12%		24.70%		19.27%
Net assets at end of period (000’s)	$293,713		$286,116	$202,381	$88,589		$22,898		$12,834
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.14	% (d)	1.15%	1.23%	1.48%		2.09%		2.87%
Ratio of net expenses to average net assets (e)	0.99	% (d)	1.01%	1.10%	1.10%		1.10%		1.10%
Ratio of net investment income (loss) to average net assets (e)	(0.23	%) (d)	(0.31%)	(0.10%)	0.22%		(0.01%)		0.08%
Portfolio turnover rate	0	% (c)(f)	24%	14%	14%		10%		11%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(f)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

10

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Unaudited)

1. Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

11

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Fund, if any, are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$4,987,123	$—	$4,987,123
Common Stocks	210,392,635	—	—	210,392,635
Money Market Funds	80,601,098	—	—	80,601,098
Total	$290,993,733	$4,987,123	$—	$295,980,856

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended February 28, 2022.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV,

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the periods ended February 28, 2022 and August 31, 2021, proceeds from the redemption fees, recorded in capital, totaled $24,058 and $61,969, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the periods ended February 28, 2022 and August 31, 2021 was as follows:

		Long-Term
Period	Ordinary	Capital	Total
Ended	Income	Gains	Distributions
2/28/2022	$3,900,704	$15,408,648	$19,309,352
8/31/2021	$28,597	$5,940,851	$5,969,448

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2022:

Tax cost of portfolio investments	$246,716,376
Gross unrealized appreciation	$56,073,913
Gross unrealized depreciation	(6,809,433)
Net unrealized appreciation	49,264,480
Accumulated ordinary loss	(340,251)
Other gains	16,567
Accumulated earnings	$48,940,796

The values of the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the six months ended February 28, 2022, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the six months ended February 28, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $16,555,729 and $76,614, respectively.

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2023, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 0.99% of the Fund’s average daily net assets. Accordingly, during the six months ended February 28, 2022, the Adviser reduced its investment advisory fees by $217,329.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2022, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $841,500 no later than the dates as stated below:

August 31, 2022	$89,100
August 31, 2023	185,447
August 31, 2024	349,624
February 28, 2025	217,329
Total	$841,500

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly -owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	64%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of February 28, 2022, the Fund had 27.5% of the value of its net assets invested in shares of money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for the money market funds held can be found at www.sec.gov.

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of February 28, 2022, the Fund had 25.7% of the value of its net assets invested in stocks in the Consumer Discretionary sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2021) and held until the end of the period (February 28, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	September 1,	February 28,	Expense	Paid During
	2021	2022	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$975.20	0.99%	$4.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov. and on the Fund’s website www.marshfieldfunds.com.

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with Marshfield Associates, Inc. (the “Adviser” or “Marshfield”) for an additional one-year term (the “Advisory Agreement”). The Board approved the continuance of the Advisory Agreement at an in-person meeting held on October 18-19, 2021, at which all of the Trustees were present.

In deciding whether to approve the continuation of the Advisory Agreement, the Board recalled its review of the materials related to the Fund and Marshfield at the meeting and throughout the preceding twelve months and its numerous discussions with Trust Management and Marshfield about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Marshfield to the Fund including, without limitation, its providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Fund. The Board considered the qualifications and experience of Marshfield’s portfolio managers who are responsible for the day-to day management of the Fund’s portfolio, as well as the qualifications of other individuals at Marshfield who provide services to the Fund. The Board concluded that the quality, extent, and nature of the services provided by Marshfield to the Fund were satisfactory.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the management fee proposed to be charged to the Fund and the Fund’s expense ratio, each as compared to the Fund’s peer group and category and to the fees charged by Marshfield to other similar clients. The Board considered the revenue earned by Marshfield from the Fund and the current and anticipated profitability of the Fund to Marshfield, if any. The Board also considered Marshfield’s past fee reductions and expense reimbursements for the Fund. The Board concluded that the advisory fee to be paid to Marshfield by the Fund is reasonable in light of the nature and quality of services provided by Marshfield.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Marshfield involve both the advisory fee and an expense limitation agreement (the “ELA”). The Board determined that while the advisory fee

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

rate remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by Marshfield with respect to economies of scale.

After further discussion of the factors noted above and in reliance on the information provided by Marshfield and Trust Management, and taking into account the totality of all the factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Advisory Agreement. It was noted that in the Trustees’ deliberations regarding the approval of renewal the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

22

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DOES THE MARSHFIELD CONCENTRATED OPPORTUNITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■        Social Security number

■        Assets

■        Retirement Assets

■        Transaction History

■        Checking Account Information

■        Purchase History

■        Account Balances

■        Account Transactions

■        Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-691-5288

23

Who we are
Who is providing this notice?	Marshfield Concentrated Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Marshfield Associates, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

24

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Marshfield-SAR-22

MEEHAN FOCUS FUND

SEMI-ANNUAL REPORT

February 28, 2022

(Unaudited)

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund	Distributor:
A Series of Ultimus Managers Trust	Ultimus Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	225 Pictoria Drive, Suite 450
Bethesda, MD 20814	Cincinnati, OH 45246
(866) 884-5968	(800) 933-8413

MEEHAN FOCUS FUND
LETTER TO SHAREHOLDERS (Unaudited)	March 23, 2022

Dear Fellow Shareholders1:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2022 fiscal year through February 28, 2022, was a decline of 2.27%2; the Fund’s net asset value (“NAV”) per share on February 28 was $41.73. The Fund’s performance over the past six months was better than the S&P 500 Index, which declined 2.62%, but trailed the S&P 500 Value Index, which gained 1.57% over the same time period.

We are proud to note that the Fund recently earned the 2022 Refinitiv Lipper Fund Award in the Large Cap Core 3 Year Performance category, which means the Fund was number one of 498 funds in the large cap core category for the three-year period ending November 30, 2021 based on risk adjusted returns.3 The Fund’s 2021 calendar-year return was 35.6%, its best ever, and it was the number one fund in Lipper’s large cap core category for the year. The Fund has outperformed its benchmarks over the past year, three years, five years, and since inception.

Market and Economic Conditions

Stocks have effectively done a round-trip over the past six months. The market ended 2021 on a high note, with the S&P 500 gaining roughly 4.5% in December to close out an outstanding year. In early January the market abruptly turned down as a result of concerns about inflation and the impact of the Federal Reserve’s efforts to bring it under control.

Russia’s invasion of Ukraine in late February shifted investors’ focus from inflation and the Fed to geopolitics. Although Russia accounts for less than 2% of global GDP, it is a major producer of oil, natural gas and other commodities, prices of which began to rise sharply as Russian troops massed on the Ukrainian border in February.4

The addition of geopolitical issues to existing worries about inflation and interest rate hikes sent the S&P 500 in late February into its first correction since the onset of the pandemic in March of 2020. The tech-heavy NASDAQ, which has fallen more sharply than the S&P 500, fell into a bear market in early March.5

[1]	The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.

[2]	Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

[3]	The Refinitiv Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Refinitiv Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60, and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Refinitiv Lipper Fund Award. For mor information, see lipperfundawards.com. Although Refinitiv Lipper makes reasonable efforts to ensure accuracy and reliability of the of the data contained herein, the accuracy is not guaranteed by Refinitiv Lipper.

[4]	Economic Dangers from Russia’s Invasion Ripple Across Globe, Paul Wiseman and David McHugh, AP News, February 24, 2022.

[5]	S&P 500 Confirms Correction as Stocks Stumble on War Fears, Chuck Mikolajczak, Reuters, February 22, 2022.

Stocks have struggled despite strong earnings and a U.S. economy that entered 2022 with solid momentum. Fourth-quarter U.S. GDP growth accelerated to 7.0% and brought growth for the year to a robust 5.9%.6 The U.S. economy also generated a record 6.6 million jobs in 2021 and workers saw solid wage growth of 5.7%.7 Labor market strength has carried into 2022, with January and February combining to generate a further 1.1 million jobs, despite concerns that the Omicron variant of Covid-19 would derail job creation.8

Fourth quarter corporate earnings rose 31% on a year-over-year basis, reflecting the strength of the economy.9 Overall, earnings are expected to remain on a growth trajectory in 2022.

Inflation remains at the forefront of investors’ minds after February’s 7.9% increase in the Consumer Price Index, the highest since the early 1980s, on strong consumer demand and supply constraints.10 In response to elevated inflation and expectations of Fed action, Treasury yields rose steadily through January and broke above 2% in mid-February.

As expected, the Fed announced a quarter percentage point increase in the Fed funds rate at its March 15-16, 2022 meeting to a range of 0.25% to 0.50%, its first rate increase since 2018.11 In its post-meeting statement the Fed also announced that it expects to begin reducing its bond holdings at a coming meeting as it transitions from its looser pandemic-era emergency monetary policies to those aimed at bringing down inflation.

Outlook

It is hard not to be affected by the scenes of devastation in Ukraine and the humanitarian crisis unfolding there. We hope that a diplomatic solution can be reached soon that brings the fighting and destruction to an end.

Russia’s invasion of Ukraine has added another layer of uncertainty for investors already trying to balance strong corporate fundamentals against the fear of inflation and monetary tightening by the Fed. The ultimate economic and market ramifications remain unclear and will depend upon a host of unpredictable factors, including how long the fighting goes on and whether it escalates further.

We still believe the U.S. economy is strong enough to absorb inflation and the commodity price shock from the war without falling into recession. We expect economic growth to slow this year but to remain above its pre-pandemic trend. We also expect corporate earnings growth to slow, especially given easy comparisons faced in 2021, but remain positive and provide support for equity prices as the year progresses. Most importantly, we believe the Fund’s portfolio is well positioned to weather the current uncertain environment.

[6]	Gross Domestic Product, Fourth Quarter and Year 2021 (Second Estimate), Bureau of Economic Analysis, February 24, 2022.

[7]	Payrolls Show Surprisingly Powerful Gain of 467,000 in January Despite Omicron Surge, Jeff Cox, CNBC.com, February 4, 2022.

[8]	February Jobs Report Shows Another Strong Gain, Jeanna Smialek, New York Times, March 4, 2022.

[9]	FactSet Earnings Insight, John Butters, March 4, 2022.

[10]	Surging U.S. Inflation Raises Stakes as War Pushes Up Prices, Jenna Smialek, New York Times, March 10, 2022.

[11]	March 2022 FOMC Meeting: Fed Raises Interest Rates to Fight Record Inflation, Taylor Tepper and Benjamin Curry, Forbes Advisor, March 16, 2022.

Portfolio Review

The attached Schedule of Investments identifies the fund’s investments and their market value as of February 28, 2022. Over the past six months long-term holdings Apple, Berkshire Hathaway and Lowe’s made the largest positive contributions to the Fund’s performance.

Apple

Following up on a strong 2021, Apple posted impressive results in the first quarter of its 2022 fiscal year, which ended December 25, 2021. The company reached an all-time revenue record of $123.9 billion, up 11% year-over-year, and quarterly earnings per diluted share were $2.10, an increase of 25% year-over-year. The company released three new products during the quarter: the Apple M1 Pro or Max chip-powered MacBook Pro, third generation AirPods, and the Apple Watch Series 7. These new releases likely aided Apple in generating year-over-year net sales increases in the iPhone, Mac, Wearables, Home and Accessories, and Services categories. In addition, Apple returned $24.1 billion to shareholders during the quarter via dividends and share repurchases. Apple’s massive brand power, record sales performance, new product launches, unmatched customer loyalty, and unrivaled ecosystem strength give us confidence the company will remain a technology powerhouse over the long term.

Berkshire Hathaway

Berkshire Hathaway is one of the Fund’s largest positions and has been owned since the Fund’s inception in December 1999. The high quality and broad diversification of the holding company’s businesses drove strong results from operations in the fourth quarter and fiscal 2021. Operating revenue, after excluding results from Berkshire’s investments and derivatives portfolios, rose 11.5% in the fourth quarter and 12.5% for the 2021 fiscal year. Berkshire Hathaway Energy and Burlington Northern Santa Fe railroad, two of the company’s “Big Four” assets, posted record earnings in 2021. Impressively, Berkshire ended the year with nearly $147 billion in cash and equivalents, up from $138 billion at the end of 2020, despite returning $27 billion to shareholders through stock repurchases. We expect Berkshire to remain an important component of the Fund’s portfolio and believe its many outstanding businesses will continue to thrive over the long run.

Lowe’s

Lowe’s announced strong results for the fourth quarter and full fiscal year. Comparable U.S. sales increased 5.1% year-over-year in the fourth quarter, representing an impressive 35.2% surge over the past two years. The positive impact of restructuring efforts that began when CEO Marvin Ellison took over in 2018 can be seen in the company’s operating margin, which is projected to reach 13% in 2022, up from 9% in 2019. Further, the company reported market share gains in both the do-it-yourself and Pro categories for the full year. Lowe’s delivered a solid outlook for the year ahead, and we believe the continued expansion of the housing market will provide a tailwind for Lowe’s.

These positive contributions were offset by weaker performances from United Rentals, Lennar, and Meta Platforms (formerly known as Facebook). Their underperformance over the past six months came despite what we considered solid results from United Rentals and Lennar.

United Rentals

With operations throughout the United States and Canada, United Rentals is the largest equipment rental company in the world. Revenue grew 13.9% in 2021 to $9.7 billion and diluted earnings per share surged 56.1% to $19.04. Additionally, for fiscal year 2021, equipment rentals and fleet productivity increased 14.9% and 10.4%, respectively. On January 25, 2022, the company authorized a new $1 billion share repurchase program, which is expected to commence in the first quarter of 2022 and be completed throughout the year. While United Rentals shares slid over the past six-months, we believe its solid operating strategy and strong competitive position in the equipment rental market provide ample opportunity for share-price appreciation, particularly as the company starts to benefit from spending related to the Infrastructure Investment and Jobs Act.

Lennar

Lennar is the largest homebuilder in the United States. It also develops multifamily rental properties and has investments in companies developing technology to improve the homebuilding industry and real estate-related aspects of the financial services industry. Building on strong 2021 results, Lennar’s revenue grew 16% year-over-year to $6.2 billion and adjusted earnings rose 32% in its fiscal 2022 first quarter which ended February 28, 2022. Supply chain issues, labor shortages, surging inflation, and fear of rising interest rates all contributed to Lennar’s weak stock performance over the past six months. In our view, Lennar’s recent drop is unwarranted. Its history of strong operating performance combined with positive demographic trends, specifically the steady influx of millennials into the home buying market, should enable the shares to recover and post positive returns going forward.

Meta Platforms

Meta Platforms is in the middle of multiple developments, the most transformational of which is Meta’s shift in focus toward the metaverse. This shift will require annual investments exceeding $10 billion for the next several years with an uncertain payback. Meta’s legacy businesses also face increasing competition from TikTok; management repeatedly called out the competitive pressure on its most recent earnings call. Finally, Meta’s advertising business was negatively impacted by privacy-related changes to Apple’s iOS system, which management estimated will decrease 2022 ad revenue by roughly $10 billion. We felt there was too much uncertainty surrounding Meta’s competitive position and its shift to the metaverse and decided to sell the Fund’s position in mid-February, realizing a solid gain.

We made several changes to the Fund’s portfolio over the past six months. In addition to Meta Platforms, we also sold the Fund’s long-term positions in Nestle and Merck, the former at a substantial gain and the latter at a modest loss, and trimmed the Fund’s positions in Apple, Microsoft, Medtronic, and United Rentals. We used proceeds from these sales to add a handful of new stocks to the Fund’s portfolio including Micron Technology, Vertex Pharmaceuticals, Malibu Boats, Boston Beer, Stanley Black and Decker, and Ollie’s Bargain Outlet.

Conclusion

We appreciate your confidence in our management of the Fund during this difficult time and look forward to continued success. You can check the Fund’s NAV online at any time by typing in the Fund’s ticker symbol (MEFOX) into most stock quotation services. Please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan

Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus visit the Fund’s website at www. meehanmutualfunds.com or call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2022, please see the Schedule of Investments section of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
February 28, 2022 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500® Total Return Index*
and the S&P 500® Value Index*

Average Annual Total Returns (For Periods Ended February 28, 2022)

	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	18.66%	16.03%	12.78%
S&P 500® Total Return Index	16.39%	15.17%	14.59%
S&P 500® Value Index	16.18%	10.23%	11.94%

*	The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index and the S&P 500® Value Index. It is important to note that the Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the S&P 500® Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Total Return Index. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)	Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s December 29, 2021 prospectus, the Fund’s total annual operating expenses are 1.01%.

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
February 28, 2022 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

% of
Security Description	Net Assets
Microsoft Corporation	10.7%
Apple, Inc.	10.3%
Lowe’s Companies, Inc.	9.1%
Alphabet, Inc. - Classes A and C	8.5%
Berkshire Hathaway, Inc. - Class B	7.3%
United Rentals, Inc.	5.2%
Applied Materials, Inc.	4.4%
CVS Health Corporation	4.3%
Broadcom, Inc.	3.4%
Amazon.com, Inc.	2.9%

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

COMMON STOCKS — 92.2%	Shares	Value
Communications — 10.2%
Entertainment Content — 1.7%
Walt Disney Company (The) (a)	12,150	$1,803,789

Internet Media & Services — 8.5%
Alphabet, Inc. - Class A (a)	1,495	4,038,204
Alphabet, Inc. - Class C (a)	1,868	5,039,528
		9,077,732
Consumer Discretionary — 17.1%
E-Commerce Discretionary — 2.9%
Amazon.com, Inc. (a)	1,000	3,071,260

Home Construction — 2.7%
Lennar Corporation - Class A	31,900	2,867,172

Leisure Products — 0.9%
Malibu Boats, Inc. - Class A (a)	14,850	1,034,599

Retail - Discretionary — 10.6%
Lowe’s Companies, Inc.	44,000	9,726,640
Williams-Sonoma, Inc.	10,730	1,554,348
		11,280,988
Consumer Staples — 1.3%
Beverages — 0.7%
Boston Beer Company, Inc. (The) - Class A (a)	1,925	738,160

Retail - Consumer Staples — 0.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	14,775	637,985

Financials — 11.9%
Asset Management — 2.3%
BlackRock, Inc.	2,490	1,852,286
Blackstone, Inc.	5,000	637,350
		2,489,636
Banking — 2.3%
Bank of America Corporation	56,000	2,475,200

Insurance — 7.3%
Berkshire Hathaway, Inc. - Class B (a)	24,150	7,763,018

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.2% (Continued)	Shares	Value
Health Care — 10.8%
Biotech & Pharma — 5.0%
Bristol-Myers Squibb Company	18,130	$1,244,987
Novartis AG - ADR	20,420	1,785,933
Vertex Pharmaceuticals, Inc. (a)	10,000	2,300,200
		5,331,120
Health Care Facilities & Services — 4.3%
CVS Health Corporation	44,000	4,560,600

Medical Equipment & Devices — 1.5%
Medtronic plc	15,820	1,660,942

Industrials — 8.8%
Diversified Industrials — 1.0%
3M Company	7,470	1,110,415

Electrical Equipment — 1.7%
Johnson Controls International plc	27,275	1,771,784

Industrial Support Services — 5.2%
United Rentals, Inc. (a)	17,330	5,573,675

Machinery — 0.9%
Stanley Black & Decker, Inc.	5,525	898,918

Technology — 32.1%
Semiconductors — 8.9%
Applied Materials, Inc.	35,365	4,745,983
Broadcom, Inc.	6,245	3,668,563
Micron Technology, Inc.	12,300	1,092,978
		9,507,524
Software — 10.7%
Microsoft Corporation	38,035	11,364,478

Technology Hardware — 10.3%
Apple, Inc.	66,345	10,954,886

Technology Services — 2.2%
Visa, Inc. - Class A	11,000	2,377,320

Total Common Stocks (Cost $32,880,770)		$98,351,201

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Value
iShares Core MSCI Pacific ETF (Cost $788,522)	14,690	$890,948

MONEY MARKET FUNDS — 7.0%	Shares	Value
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 0.03% (b) (Cost $7,503,552)	7,503,552	$7,503,552

Investments at Value — 100.1% (Cost $41,172,844)		$106,745,701

Liabilities in Excess of Other Assets — (0.1%)		(75,886)

Net Assets — 100.0%		$106,669,815

ADR - American Depositary Receipt

AG - Aktiengesellschaft

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of February 28, 2022.

See accompanying notes to financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2022 (Unaudited)

ASSETS
Investments in securities:
At cost	$41,172,844
At value (Note 2)	$106,745,701
Dividends receivable	47,456
Other assets	16,013
TOTAL ASSETS	106,809,170

LIABILITIES
Payable for capital shares redeemed	58,469
Payable to Adviser (Note 4)	59,759
Payable to administrator (Note 4)	14,202
Other accrued expenses	6,925
TOTAL LIABILITIES	139,355

NET ASSETS	$106,669,815

NET ASSETS CONSIST OF:
Paid-in capital	$40,127,043
Accumulated earnings	66,542,772
NET ASSETS	$106,669,815

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,555,994

Net asset value, offering price and redemption price per share (a) (Note 2)	$41.73

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.

See accompanying notes to financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February, 2022 (Unaudited)

INVESTMENT INCOME
Dividend income	$485,133

EXPENSES
Investment advisory fees (Note 4)	428,426
Administration fees (Note 4)	52,681
Fund accounting fees (Note 4)	20,795
Legal fees	12,382
Transfer agent fees (Note 4)	9,306
Trustees’ fees and expenses (Note 4)	9,053
Registration and filing fees	8,524
Audit and tax services fees	8,250
Compliance fees (Note 4)	6,405
Custody and bank service fees	6,238
Postage and supplies	5,405
Printing of shareholder reports	2,374
Insurance expense	2,127
Other expenses	5,017
TOTAL EXPENSES	576,983
Less fee reductions by the Adviser (Note 4)	(41,450)
NET EXPENSES	535,533

NET INVESTMENT LOSS	(50,400)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	2,430,860
Net realized gains from in-kind redemptions (Note 2)	1,239,549
Net change in unrealized appreciation (depreciation) on investments	(6,258,662)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,588,253)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,638,653)

See accompanying notes to financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	February 28,	Ended
	2022	August 31,
	(Unaudited)	2021
FROM OPERATIONS
Net investment income (loss)	$(50,400)	$59,222
Net realized gains from investments	2,430,860	2,672,389
Net realized gains from in-kind redemptions (Note 2)	1,239,549	891,282
Net change in unrealized appreciation (depreciation) on investments	(6,258,662)	24,952,906
Net increase (decrease) in net assets resulting from operations	(2,638,653)	28,575,799

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,864,039)	(913,584)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,039,456	949,127
Net asset value of shares issued in reinvestment of distributions to shareholders	3,840,260	903,947
Payments for shares redeemed	(2,995,497)	(3,765,292)
Net increase (decrease) in net assets from capital share transactions	6,884,219	(1,912,218)

TOTAL INCREASE IN NET ASSETS	381,527	25,749,997

NET ASSETS
Beginning of period	106,288,288	80,538,291
End of period	$106,669,815	$106,288,288

CAPITAL SHARE ACTIVITY
Shares sold	135,337	24,792
Shares reinvested	84,087	26,028
Shares redeemed	(67,651)	(102,219)
Net increase (decrease) in shares outstanding	151,773	(51,399)
Shares outstanding at beginning of period	2,404,221	2,455,620
Shares outstanding at end of period	2,555,994	2,404,221

See accompanying notes to financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months				Ten
	Ended		Year		Months		Year		Year		Year		Year
	Feb. 28,		Ended		Ended		Ended		Ended		Ended		Ended
	2022		August 31,		August 31,		Oct. 31,		Oct. 31,		Oct. 31,		Oct. 31,
	(Unaudited)		2021		2020(a)		2019		2018		2017		2016
Net asset value at beginning of period	$44.21		$32.80		$27.98		$24.99		$24.13		$19.42		$21.07
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)		0.03		0.14		0.21		0.14		0.15		0.28
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.85)		11.76		5.71		3.42		0.86		4.64		(1.30)
Total from investment operations	(0.87)		11.79		5.85		3.63		1.00		4.79		(1.02)
Less distributions from:
Net investment income	(0.01)		(0.12)		(0.20)		(0.15)		(0.14)		(0.06)		(0.28)
Net realized gains	(1.60)		(0.26)		(0.83)		(0.49)		—		(0.02)		(0.35)
Total distributions	(1.61)		(0.38)		(1.03)		(0.64)		(0.14)		(0.08)		(0.63)
Net asset value at end of period	$41.73		$44.21		$32.80		$27.98		$24.99		$24.13		$19.42
Total return (c)	(2.27	%) (d)	36.25%		21.38	% (d)	15.16%		4.15%		24.72%		(4.86%)
Net assets at end of period (000’s)	$106,670		$106,288		$80,538		$67,566		$65,818		$63,743		$52,654
Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.08	%(f)	1.09%		1.16	% (f)	1.17%		1.12%		1.00%		1.00%
Ratio of net expenses to average net assets (e)	1.00	% (f)(g)	1.00	% (g)	1.00	% (f)(g)	1.00	% (g)	1.00	% (g)	1.00	% (g)	1.00%
Ratio of net investment income (loss) to average net assets (b)(e)	(0.09	%) (f)(g)	0.07	% (g)	0.58	% (f)(g)	0.77	% (g)	0.54	% (g)	0.69	% (g)	1.44%
Portfolio turnover rate	7	% (d)	4%		16	% (d)	20%		20%		10%		44%

(a)	Fund changed fiscal year to August 31.

(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(d)	Not annualized.

(e)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investments companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after investment advisory fee reductions (Note 4).

See accompanying notes to financial statements.

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2022 (Unaudited)

1. Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc.

The Fund’s investment objective is to seek long-term growth of capital.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$98,351,201	$—	$—	$98,351,201
Exchange-Traded Funds	890,948	—	—	890,948
Money Market Funds	7,503,552	—	—	7,503,552
Total	$106,745,701	$—	$—	$106,745,701

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended February 28, 2022.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the periods ended February 28, 2022 and August 31, 2021.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the periods ended February 28, 2022 and August 31, 2021 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
February 28, 2022	$26,564	$3,837,475	$3,864,039
August 31, 2021	$289,072	$624,512	$913,584

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2022:

Tax cost of portfolio investments	$41,172,844
Gross unrealized appreciation	$66,294,499
Gross unrealized depreciation	(721,642)
Net unrealized appreciation	65,572,857
Accumulated ordinary loss	(50,416)
Other gains	1,020,331
Accumulated earnings	$66,542,772

During the six months ended February 28, 2022, a shareholder took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $1,500,000 for 34,083 shares of the Fund. The Fund realized $1,239,549 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

During the year ended August 31, 2021, a shareholder took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $1,000,000 for 24,361 shares of the Fund. The Fund realized

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

$891,282 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the six months ended February 28, 2022, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the six months ended February 28, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $7,052,634 and $7,187,675, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2023, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the six months ended February 28, 2022, the Adviser reduced its advisory fees in the amount of $41,450.

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2022, the Adviser may seek recoupment of investment advisory fee reductions totaling $295,526 no later than the dates listed below:

October 31, 2022	$73,743
August 31, 2023	94,196
August 31, 2024	86,137
February 28, 2025	41,450
Total	$295,526

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

MEEHAN FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of February 28, 2022, the Fund had 32.1% of the value of its net assets invested in stocks within the Technology sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

MEEHAN FOCUS FUND

ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2021) and held until the end of the period (February 28, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

MEEHAN FOCUS FUND

ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Expenses
	September 1,	February 28,	Paid During
	2021	2022	Period *
Based on Actual Fund Return	$1,000.00	$977.30	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll- free 1-866-884-5968, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.meehanmutualfunds.com.

MEEHAN FOCUS FUND

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Adviser” or “Edgemoor”) for an additional one-year term (the “Advisory Agreement”). The Board approved the continuance of the Advisory Agreement at an in-person meeting held on October 18-19, 2021, at which all of the Trustees were present.

In deciding on whether to approve the continuation of the Advisory Agreement, the Board recalled its review of the materials related to the Fund and Edgemoor at the meeting and throughout the preceding twelve months and its numerous discussions with Trust Management and Edgemoor about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Edgemoor to the Fund including, without limitation, its providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Fund. The Board considered the qualifications and experience of Edgemoor’s portfolio managers who are responsible for the day-to day management of the Fund’s portfolio, as well as the qualifications of other individuals at Edgemoor who provide services to the Fund. The Board concluded that the quality, extent, and nature of the services provided by Edgemoor to the Fund were satisfactory.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Fund’s management fee proposed to be charged to the Fund and the Fund’s expense ratio, each as compared to the Fund’s peer group. The Board considered the revenue earned from the Fund and the current and anticipated profitability of the Fund to Edgemoor, if any. The Board also considered Edgemoor’s past fee reductions and expense reimbursements for the Fund and the indirect benefits that Edgemoor received from its management of the Fund. The Board concluded that the advisory fee to be paid to Edgemoor by the Fund is reasonable in light of the nature and quality of services provided by Edgemoor.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Edgemoor involve both the advisory fee and an Expense Limitation Agreement (the “ELA”). The Board

MEEHAN FOCUS FUND

DISCLOSURE REGARDING APPROVAL OF INVESTMENT

ADVISORY AGREEMENT (Unaudited) (Continued)

determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by Edgemoor with respect to economies of scale.

After further discussion of the factors noted above and in reliance on the information provided by Edgemoor and Trust Management, and taking into account the totality of all the factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Advisory Agreement. It was noted that in the Trustees’ deliberations regarding the approval of renewal the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

MEEHAN FOCUS FUND

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18 - 19, 2021 Board meeting and covered the period from June 1, 2020 to May 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE MEEHAN FOCUS FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number

■         Assets

■         Retirement Assets

■         Transaction History

■         Checking Account Information

■         Purchase History

■         Account Balances

■         Account Transactions

■         Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-884-5968

Who we are
Who is providing this notice?	Meehan Focus Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tell us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Edgemoor Investment Advisors, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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Meehan-SAR-22

(b)	Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Khimmara Greer
Khimmara Greer, Secretary

Date	May 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	May 6, 2022

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	May 6, 2022

* Print the name and title of each signing officer under his or her signature.